Exhibit 10(x)
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                                 MONROE BANCORP
                        MANAGEMENT STOCK OPTION AGREEMENT
                        ---------------------------------


         THIS AGREEMENT, made and executed as of the __________ day of ______________, 200___, between Monroe Bancorp, an Indiana corporation (the "Company"), and ________________________________________, an officer or employee of the Company or one of its Subsidiaries (the "Optionee");
                                   WITNESSETH:
         WHEREAS, the Company has adopted the 1999 Management Stock Option Plan of Monroe Bancorp (the "Plan"), to promote the interests of the Company, its shareholders and the Subsidiaries of the Company by encouraging its officers and other key employees, upon whose judgment, initiative and industry the Company and its Subsidiaries are largely dependent for the successful conduct and growth of their businesses, to continue their association with the Company by providing additional incentive and opportunity for unusual industry and efficiency through stock ownership; and

         WHEREAS, it is the view of the Company that this goal may be achieved by granting incentive and nonqualified stock options to eligible officers and other key employees from time to time; and

         WHEREAS, the Optionee has been designated by the Committee as an individual to whom stock options should be granted under the Plan as determined from the duties performed, the initiative and industry of the Optionee, the extraordinary nature of his service, and his potential contribution to the future development, growth and prosperity of the Company;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee agree as follows:

                                Grant of Option.
Aggregate Number of Shares. Subject to the provisions of Sections 5 and 7 of this agreement, the Company hereby grants to the Optionee the right and option ("Option") to purchase all or any part of an aggregate of _____________ (________) shares of common stock of the Company subject to the terms and conditions of this agreement and the provisions of the Plan. All provisions of the Plan, including defined terms, are incorporated and are expressly made a part of this agreement by reference. The Optionee hereby acknowledges that he has received a copy of the Plan.


Designation of Character of Options. Pursuant to the authority of the Committee to determine the character of the options granted as incentive stock options ("ISO's") or nonqualified stock options ("NSO's"), of the total options granted under subsection (a), _________________________ (_______) shall be ISO's and
_________________________ (_______) shall be NSO's.


ISO Holding Period Requirements and Tax Advice. The Optionee acknowledges that, in order to be eligible to receive the favorable federal income tax treatment accorded an ISO, he must, in general, not dispose of the shares acquired as a

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result of his exercise of the ISO within two (2) years of the date on which the
ISO was granted or within one (1) year after the transfer of such shares to him. The Optionee acknowledges and agrees that he shall be solely responsible for obtaining tax advice in connection with the grant and exercise of the Option and any disposition of the shares acquired in connection with the Option.

                                  Option Price.
                                  -------------
Purchase Price. The purchase price of the shares of common stock represented by the Option granted under Section 1 shall be __________________________ Dollars ($________________) (which is the Fair Market Value per share on the date the Option is granted).


Payment of Purchase Price. The purchase price for the stock covered by the Option granted under this agreement shall be paid in cash by the Optionee at the time the Option is exercised; provided, however, with the approval of the Committee, the Optionee may exercise part or all of the Option by tendering whole shares of Delivered Stock to the Company owned by the Optionee, or by a combination of whole shares of Delivered Stock and cash, which have a Fair Market Value equal to the cash exercise price for the stock with respect to which the Option is exercised. For this purpose, any shares of the Company's stock so tendered shall be valued by the Committee at their Fair Market Value according to valuation criteria set forth in the Plan. The exercise of the Option shall be subject to such rules and procedures as shall be adopted from time to time by the Committee.


Issuance of Certificates. Certificates evidencing the shares of stock purchased under the Option will not be delivered to the Optionee until full payment has been made for them and the Optionee shall have none of the rights of a shareholder with respect to such shares until those shares are issued to the Optionee. The Company shall not be required to issue or deliver any certificate(s) for shares of the stock purchased upon exercise of the Option prior to (i) completing any registration or other qualification of the shares, which the Company deems necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body; and (ii) obtaining any approval or other clearance from any federal or state governmental agency or body, which the Company determines to be necessary or advisable. The Company shall have no obligation to obtain the fulfillment of the conditions specified in the preceding sentence.

Income and Employment Tax Withholding.
--------------------------------------
(a) The Optionee shall be solely responsible for paying to the Company all required federal, state, city and local taxes applicable to his (i) exercise of an NSO under the Plan, and (ii) disposition of shares acquired pursuant to the exercise of an ISO in a disqualifying disposition of the shares under Section 422(a)(1) of the Code. The Optionee agrees to notify the Company within ten (10) days of making such a disqualifying disposition.

(b) Notwithstanding the provisions of subsection (a), with respect to stock to be issued pursuant to the exercise of an NSO, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Optionee to elect to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of the NSO by having the Company retain shares of stock which would otherwise be issued in connection with the exercise of the NSO or accept delivery from the Optionee of shares of Company stock which have a Fair Market Value,

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     determined as of the date of the delivery of such shares, equal to the amount of the withholding tax to be satisfied by that retention or delivery.

(c) Notwithstanding the provisions of subsection (a), with respect to shares of stock to be issued pursuant to the exercise of any ISO, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Optionee to elect to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the disqualifying disposition of the shares under Section 422(a)(1) of the Code by having the Company accept delivery from the Optionee of shares of stock having a Fair Market Value, determined as of the date of the delivery of such shares, equal to the amount of the withholding tax to be satisfied by that delivery.

Nontransferability. The Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. The Option shall not be pledged or hypothecated in any way, nor shall it be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge or other disposition of the Option in violation of this provision or the levy of execution, attachment or similar process upon the Option shall be null and void and without effect and shall cause the Option to be terminated.

                               Exercise of Option.
                               -------------------
Maximum Term and Vesting. The Option may not be exercised after the expiration of ten (10) years from the date of this agreement, subject to earlier termination as provided in the Plan or this agreement. Subject to the provisions of this Section 5 and Section 7, one hundred percent (100%) of the Option shares shall vest and be exercisable by the Optionee on _______________________, 200___.


Limitations on Exercise. The Option may be exercised during the lifetime of the Optionee only by the Optionee or his guardian or attorney-in-fact in the event the Optionee becomes Totally and Permanently Disabled. In the case of the Optionee's death, the Option may be exercised by the Optionee's personal representative.


Legal Requirements. Notwithstanding any other provision of this agreement, the Option may not be exercised in whole or in part if the issuance of the shares would constitute a violation of any applicable federal or state securities law or other applicable laws, rules or regulations. As a condition to the exercise of the Option, the Company may require the person exercising the Option to make any representation or warranty to the Company as may be required by any applicable law or regulation.

Restrictive Legend. The Optionee hereby declares that it is his intention to hold all shares acquired as a result of the Option for investment and not with a view to resale or distribution to the public and agrees that, unless the Company elects to register the shares under applicable federal and state securities laws, all certificates for such shares shall bear a legend in substantially the following form:
                   "The shares represented by this certificate have not been registered under the Securities Act of 1933, under the Indiana Securities Regulation Law, or under any other state securities laws. The shares may not be sold or transferred in the absence of registration or an exemption therefrom under the Securities Act of 1933 and under applicable state securities laws."

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                          Early Termination of Option.
                          ----------------------------
In General. All rights to exercise the Option shall terminate thirty (30) days after the effective date of the Optionee's termination of employment with the Company and its Subsidiaries, but not later than the date the Option expires pursuant to its terms, unless the termination is For Cause or on account of the Permanent and Total Disability, death or retirement of the Optionee on or after attaining age sixty-five (65), at which time the Option or any portion thereof remaining unexercised shall terminate. Transfer from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, shall not be deemed a termination of employment.


For Cause Termination. Unless the Committee determines otherwise in its sole discretion, if the Optionee's employment is terminated For Cause, all unexercised options shall terminate effective on the date the Optionee receives notice of his termination For Cause.


Permanent and Total Disability, Death or Retirement. If the Optionee becomes Permanently and Totally Disabled or dies while employed by the Company or any of its Subsidiaries or the Optionee retires from employment with the Company or any of its Subsidiaries on or after attaining age sixty-five (65), the Option shall be exercisable in full within ninety (90) days after the date of his termination of employment (but not later than the date the Option expires pursuant to its terms) at which time the Option or any portion thereof remaining unexercised shall terminate. During such ninety (90)-day period immediately following the termination of employment due to Permanent and Total Disability, death or retirement of the Optionee, the Option may be exercised in full, subject to the limitations of the Option, by the Optionee, by the Optionee's guardian or attorney-in-fact, or by the Optionee's personal representative, as the case may be; provided, however, the Option shall not be exercised after the expiration of ten (10) years from the date of this agreement.

Change in Control of the Company. If the Optionee's employment with the Company and its Subsidiaries terminates within one (1) year after a Change in Control of the Company, in the case of any NSO's granted under this agreement, or within thirty (30) days of a Change in Control of the Company, in the case of any ISO's granted under this agreement, the Option shall terminate within such one (1) year or thirty (30) day period, as the case may be, but not later than the date the Option expires pursuant to its terms. During such period(s), the Option may be exercised in full, subject to the limitations of the Option.


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Optionee's Representations. The Optionee represents to the Company that: (i) the terms and arrangements relating to the grant of the Option and the stock to which it relates, and the offer thereof, have been arrived at or made through direct communication with the Company or person acting in its behalf and such Optionee; (ii) he has received a balance sheet and income statement of the Company and as an officer or key employee of the Company or its Subsidiaries:
(A) is thoroughly familiar with its business affairs and financial condition and
(B) has been provided with or has access to such information (and has enough knowledge and experience in financial and business matters that he is capable of utilizing such information) as is necessary to evaluate the risks, and make an informed investment decision with respect to, this right and the stock to which it relates; (iii) he has sufficient financial resources so that he is able to bear the economic risks of his investment in the Option and such stock; and (iv) he represents the Option is being acquired in good faith for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and that any shares acquired pursuant to the Option will be acquired in good faith for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

Indemnity. The Optionee hereby agrees to indemnify and hold harmless the Company and its Subsidiaries (and their respective directors, officers and employees), and the Committee, from and against any and all losses, claims, damages, liabilities and expenses based upon or arising out of the incorrectness or alleged incorrectness of any representation made by him to the Company or any failure on the part of him to perform any agreements contained herein. The Optionee hereby further agrees to release and hold harmless the Company and its Subsidiaries (and their respective directors, officers and employees) from and against any tax liability, including without limitation, interest and penalties, incurred by the Optionee in connection with his participation in the Plan.

Financial Information. The Company hereby undertakes to deliver to the Optionee, at such time as they become available and so long as the Option is in effect and is unexercised in whole or in part, a balance sheet and income statement of the Company with respect to any fiscal year of the Company ending on or after the date of this agreement.

Condition Precedent. In no event shall the Company be obligated to issue stock pursuant to the Option until it is satisfied that all conditions precedent to the issuance of the stock, as provided in the Plan and this agreement, have been performed and completed, including the approval and adoption of the Plan by the shareholders and the Board of Directors of the Company.

Changes in Stock. In the event of any change in the common stock of the Company, as described in Section 4.2 of the Plan, the Committee shall make appropriate adjustment or substitution in the number, kind and price of shares under the Option, all as provided in the Plan. The Committee's determination in this respect shall be final and conclusive upon all parties.

Effect of Headings. The descriptive headings of the paragraphs of this agreement are inserted for convenience and identification only and do not constitute a part of this agreement for purposes of interpretation.

Controlling Laws. Except to the extent superseded by the laws of the United States, the laws of Indiana, without reference to the choice of law principles thereof, shall be controlling in all matters relating to this agreement.

Counterparts. This agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which collectively shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the Company, by its officer thereunder duly authorized, and the Optionee, have caused this Management Stock Option Agreement to be executed as of the day and year first above written, which is the date on which the Option is granted.

                                                MONROE BANCORP


                                                By:
                                                    ---------------------------

                                                    ---------------------, ----


                                                    ---------------------------

                                                    -----------------, Optionee













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